                                                 Exhibit 99.2

First Quarter 2025 Investor Supplement
Product Innovation and Developments
•Released Fastly Client-Side Protection to GA, providing real-time monitoring and protection against unauthorized modifications to client-side scripts, and helping businesses secure sensitive customer data and maintain PCI-DSS compliance.
•Updated Fastly Bot Management with Dynamic Challenges, Advanced Client-Side Detection, and Compromised Credential Checking capabilities. These updates give customers the option to stop relying on CAPTCHAs while helping prevent fraud, protect customer accounts, and minimize disruptions to legitimate logins and transactions.
•Released Fastly HTTP Cache API to GA. As a fully integrated API, developers can make changes to the cache properties of an object, adjust headers like Cache-Control, and more, all within an HTTP flow.
•Added Custom and Media Shield dashboards to Observability.
Customer Highlights
•Product package deals in the first quarter more than doubled year-over-year, and new logo packages grew over 80% year-over-year, representing approximately one-third of the total package deals.
•Volaris, a leading ultra-low-cost airline operating in Mexico, the United States, and Central and South America, selected Fastly's Network Services, Security, Enterprise Support, and Implementation Services.
•A leading software company's professional network selected Fastly's Network Services and Enterprise Support offerings.
•A home furnishings manufacturer and retailer selected Fastly’s Network Services, Next-Gen WAF, and Compute offerings.
•A leading news and magazine publisher selected Fastly for its Security offerings.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Revenue by Product (in millions):
Network Services Revenue	$98.5	$102.5	$109.8	$106.0	$104.2	$107.4	$110.1	$113.3
Security Revenue	$22.5	$23.3	$25.8	$24.6	$25.4	$26.2	$26.9	$26.4
Other Revenue	$1.8	$1.9	$2.2	$2.9	$2.8	$3.6	$3.6	$4.8
Total Revenue	$122.8	$127.8	$137.8	$133.5	$132.4	$137.2	$140.6	$144.5
Key Metrics:
Enterprise Customer Count(1)	551	547	578	577	601	576	596	595
Enterprise Customer Revenue %	92%	92%	92%	91%	91%	92%	93%	93%
Total Customer Count(1)	3,072	3,102	3,243	3,290	3,295	3,638	3,061	3,035
Top Ten Customer Revenue %	37%	40%	40%	38%	34%	33%	32%	33%
LTM Net Retention Rate (NRR)(2)	116%	114%	113%	114%	110%	105%	102%	100%
Annual Revenue Retention Rate (ARR)(7)	—%	—%	99.2%	—%	—%	—%	99.0%	—%
Remaining Performance Obligation (RPO)(3)	$230.9	$247.6	$235.7	$227.0	$223.1	$235.4	$244.4	$303.0

Corporate Highlights
•Fastly’s Next-Gen WAF was named a Strong Performer in The Forrester Wave™: Web Application Firewall Solutions, Q1 2025.
•Fastly research revealed 93% of organizations are working to reduce CISO liability risk.
Key Financial & Metrics Highlights
•Total revenue of $144.5 million, representing 8% year-over-year growth.
•Generated $8.2 million of positive free cash flow compared to $2.2 million of negative free cash flow in the first quarter of 2024.
•Enterprise customer count1 was 595 in the first quarter, up 18 from the first quarter of 2024. Total customer count1 was 3,035 in the first quarter, down 255 from the first quarter of 2024.
•Fastly's top ten customers accounted for 33% of revenue in the first quarter compared to 38% in the first quarter of 2024. Revenue from the top ten customers declined 6% year-over-year compared to revenue growth of 17% year-over-year from customers outside the top ten.
•Last 12-month net retention rate (LTM NRR)2 decreased to 100% in the first quarter from 102% in the fourth quarter of 2024.
•Remaining Performance Obligations (RPO)3 were $303 million, up 24% from $244 million in the fourth quarter of 2024.
Second Quarter and Full Year 2025 Guidance

	Q2 2025	Full Year 2025
Total Revenue (millions)	$143.0 - $147.0	$585.0 - $595.0
Non-GAAP Operating Loss (millions)(4)	($8.0) - ($4.0)	($12.0) - ($6.0)
Non-GAAP Net Loss per share(5)(6)	($0.08) - ($0.04)	($0.13) - ($0.07)

Key Metrics
1.Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
2.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3.Remaining Performance Obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
4.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement.
5.Assumes weighted average basic shares outstanding of 145.8 million in Q2 2025 and 146.7 million for the full year 2025.
6.Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2025.
7.Annual Revenue Retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; the performance of our existing and new products and product enhancements; the capabilities of Fastly Client-Side Protection, Fastly Bot Management, Fastly HTTP Cache API, Custom and Media Shield Dashboards in Observability, and Fastly Next-Gen WAF; expectations regarding customer experiences with Fastly Client-Side Protection, Fastly Bot Management, and Fastly HTTP Cache API; and Fastly's strategies, product, and business plans. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly's Annual Report on Form 10-K for the year ended December 31, 2024. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and other filings and reports that Fastly may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of capitalized stock-based compensation - cost of revenue, amortization of acquired intangible assets, executive transition costs, net gain on extinguishment of debt, impairment expense, and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Amortization of Capitalized Stock-Based Compensation - Cost of Revenue: in order to reflect the performance of our core business, ongoing operating results, or future outlook, and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies, similar to stock-based compensation, management considers it appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Revenue	$122,831	$127,816	$137,777	$133,520	$132,371	$137,206	$140,579	$144,474
Cost of revenue(1)	58,617	61,730	62,003	60,286	59,470	62,466	65,516	67,676
Gross profit	64,214	66,086	75,774	73,234	72,901	74,740	75,063	76,798
Operating expenses:
Research and development(1)	37,421	39,068	38,270	38,248	35,106	31,884	32,742	37,429
Sales and marketing(1)	47,797	51,043	48,662	49,607	52,959	45,994	50,050	49,313
General and administrative (1)	28,823	30,001	31,426	31,639	28,433	27,173	26,154	28,235
Impairment expense	—	4,316	—	—	3,137	559	448	—
Restructuring charges	—	—	—	—	—	9,720	—	—
Total operating expenses	114,041	124,428	118,358	119,494	119,635	115,330	109,394	114,977
Loss from operations	(49,827)	(58,342)	(42,584)	(46,260)	(46,734)	(40,590)	(34,331)	(38,179)
Net gain on extinguishment of debt	36,760	—	15,656	—	—	—	1,365	—
Interest income	4,508	4,908	4,584	3,848	3,937	3,819	3,267	2,975
Interest expense	(1,232)	(862)	(744)	(579)	(464)	(473)	(1,231)	(3,173)
Other income (expense), net	(803)	(16)	(763)	(89)	193	(317)	(815)	(80)
Loss before income tax expense (benefit)	(10,594)	(54,312)	(23,851)	(43,080)	(43,068)	(37,561)	(31,745)	(38,457)
Income tax expense (benefit)	110	(1)	(465)	347	661	455	1,141	691
Net loss	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)
Net loss per share attributable to common stockholders, basic and diluted	$(0.08)	$(0.42)	$(0.18)	$(0.32)	$(0.32)	$(0.27)	$(0.23)	$(0.27)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	127,863	129,873	131,843	134,587	137,444	139,237	141,085	143,284

__________
(1)Includes stock-based compensation expense as follows:

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Cost of revenue	$2,837	$2,860	$3,278	$2,779	$2,044	$1,911	$1,910	$1,939
Research and development	12,205	12,122	12,019	10,323	7,983	7,378	7,922	8,893
Sales and marketing	9,877	9,061	8,060	7,843	7,058	7,113	7,047	6,693
General and administrative	12,073	11,670	12,090	10,876	9,063	8,614	8,066	8,057
Total	$36,992	$35,713	$35,447	$31,821	$26,148	$25,016	$24,945	$25,582

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Gross Profit
GAAP gross Profit	$64,214	$66,086	$75,774	$73,234	$72,901	$74,740	$75,063	$76,798
Stock-based compensation	2,837	2,860	3,278	2,779	2,044	1,911	1,910	1,939
Amortization of capitalized stock-based compensation - Cost of revenue(1)	840	1,013	1,022	1,155	1,184	1,338	1,371	1,641
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	70,366	72,434	82,549	79,643	78,604	80,464	80,819	82,853
GAAP gross margin	52.3%	51.7%	55.0%	54.8%	55.1%	54.5%	53.4%	53.2%
Non-GAAP gross margin	57.3%	56.7%	59.9%	59.6%	59.4%	58.6%	57.5%	57.3%
Research and development
GAAP research and development	37,421	39,068	38,270	38,248	35,106	31,884	32,742	37,429
Stock-based compensation	(12,205)	(10,426)	(11,728)	(10,323)	(7,983)	(7,378)	(7,922)	(8,893)
Executive transition costs	—	(2,406)	(385)	—	—	—	—	—
Non-GAAP research and development	25,216	26,236	26,157	27,925	27,123	24,506	24,820	28,536
Sales and marketing
GAAP sales and marketing	47,797	51,043	48,662	49,607	52,959	45,994	50,050	49,313
Stock-based compensation	(9,877)	(9,061)	(8,060)	(7,843)	(7,058)	(7,113)	(7,047)	(6,693)
Amortization of acquired intangible assets	(2,575)	(2,576)	(2,300)	(2,300)	(2,301)	(2,300)	(2,299)	(2,301)
Non-GAAP sales and marketing	35,345	39,406	38,302	39,464	43,600	36,581	40,704	40,319
General and administrative
GAAP general and administrative	28,823	30,001	31,426	31,639	28,433	27,173	26,154	28,235
Stock-based compensation	(12,073)	(11,670)	(12,090)	(10,876)	(9,063)	(8,614)	(8,066)	(8,057)
Executive transition costs	—	—	—	—	—	—	—	(335)
Non-GAAP general and administrative	16,750	18,331	19,336	20,763	19,370	18,559	18,088	19,843
Operating loss
GAAP operating loss	(49,827)	(58,342)	(42,584)	(46,260)	(46,734)	(40,590)	(34,331)	(38,179)
Stock-based compensation	36,992	34,017	35,156	31,821	26,148	25,016	24,945	25,582
Amortization of capitalized stock-based compensation - Cost of revenue(1)	840	1,013	1,022	1,155	1,184	1,338	1,371	1,641
Restructuring charges	—	—	—	—	—	9,720	—	—
Executive transition costs	—	2,406	385	—	—	—	—	335
Amortization of acquired intangible assets	5,050	5,051	4,775	4,775	4,776	4,775	4,774	4,776
Impairment expense	—	4,316	—	—	3,137	559	448	—
Non-GAAP operating income (loss)	(6,945)	(11,539)	(1,246)	(8,509)	(11,489)	818	(2,793)	(5,845)
Net loss
GAAP net loss	(10,704)	(54,311)	(23,386)	(43,427)	(43,729)	(38,016)	(32,886)	(39,148)
Stock-based compensation	36,992	34,017	35,156	31,821	26,148	25,016	24,945	25,582
Amortization of capitalized stock-based compensation - Cost of revenue(1)	840	1,013	1,022	1,155	1,184	1,338	1,371	1,641
Restructuring charges	—	—	—	—	—	9,720	—	—
Executive transition costs	—	2,406	385	—	—	—	—	335
Amortization of acquired intangible assets	5,050	5,051	4,775	4,775	4,776	4,775	4,774	4,776
Net gain on extinguishment of debt	(36,760)	—	(15,656)	—	—	—	(1,365)	—
Impairment expense	—	4,316	—	—	3,137	559	448	—
Amortization of debt issuance costs	803	502	456	354	349	358	318	217
Non-GAAP net income (loss)	$(3,779)	$(7,006)	$2,752	$(5,322)	$(8,135)	$3,750	$(2,395)	$(6,597)
GAAP net loss per common share — basic and diluted	$(0.08)	$(0.42)	$(0.18)	$(0.32)	$(0.32)	$(0.27)	$(0.23)	$(0.27)
Non-GAAP net income (loss) per common share — basic and diluted	$(0.03)	$(0.05)	$0.02	$(0.04)	$(0.06)	$0.03	$(0.02)	$(0.05)
Weighted average basic common shares	127,863	129,873	131,843	134,587	137,444	139,237	141,085	143,284
Weighted average diluted common shares	127,863	129,873	141,162	134,587	137,444	143,415	141,085	143,284

(1)Similar to stock-based compensation, we believe it is also appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. However, we have not historically done so. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2025, we are excluding amortization of capitalized stock-based compensation from our non-GAAP financial measures and we have accordingly recast the presentation for all prior periods presented to reflect this change. Refer to Non-GAAP Financial Measures definition for further details.

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	127,863	129,873	131,843	134,587	137,444	139,237	141,085	143,284
Other dilutive equity awards	—	—	9,319	—	—	4,178	—	—
Non-GAAP diluted shares	127,863	129,873	141,162	134,587	137,444	143,415	141,085	143,284
Non-GAAP diluted net income (loss) per share	(0.03)	(0.05)	0.02	(0.04)	(0.06)	0.03	(0.02)	(0.05)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Adjusted EBITDA
GAAP net loss	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)
Stock-based compensation	36,992	34,017	35,156	31,821	26,148	25,016	24,945	25,582
Amortization of capitalized stock-based compensation - Cost of revenue(1)	840	1,013	1,022	1,155	1,184	1,338	1,371	1,641
Executive transition costs	—	2,406	385	—	—	—	—	335
Depreciation and other amortization	13,030	13,202	13,727	13,400	13,443	13,781	13,911	13,650
Amortization of acquired intangible assets	5,050	5,051	4,775	4,775	4,776	4,775	4,774	4,776
Amortization of debt discount and issuance costs	803	502	456	354	349	358	318	217
Restructuring charges	—	—	—	—	—	9,720	—	—
Net gain on extinguishment of debt	(36,760)	—	(15,656)	—	—	—	(1,365)	—
Impairment expense	—	4,316	—	—	3,137	559	448	—
Interest income	(4,508)	(4,908)	(4,584)	(3,848)	(3,937)	(3,819)	(3,267)	(2,975)
Interest expense	429	360	288	225	115	115	913	2,956
Other (income) expense, net	803	16	763	89	(193)	317	815	80
Income tax (benefit) expense	110	(1)	(465)	347	661	455	1,141	691
Adjusted EBITDA	$6,085	$1,663	$12,481	$4,891	$1,954	$14,599	$11,118	$7,805
(1)Similar to stock-based compensation, we believe it is also appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. However, we have not historically done so. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2025, we are excluding amortization of capitalized stock-based compensation from our non-GAAP financial measures and we have accordingly recast the presentation for all prior periods presented to reflect this change. Refer to Non-GAAP Financial Measures definition for further details.

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Revenue	$122,831	$127,816	$137,777	$133,520	$132,371	$137,206	$140,579	$144,474
Cost of revenue(1)(2)(3)	52,465	55,382	55,228	53,877	53,767	56,742	59,760	61,621
Gross profit(1)(2)	70,366	72,434	82,549	79,643	78,604	80,464	80,819	82,853
Operating expenses:
Research and development(1)(4)	25,216	26,236	26,157	27,925	27,123	24,506	24,820	28,536
Sales and marketing(1)(3)	35,345	39,406	38,302	39,464	43,600	36,581	40,704	40,319
General and administrative (1)	16,750	18,331	19,336	20,763	19,370	18,559	18,088	19,843
Total operating expenses(1)(2)(3)(4)(5)(6)	77,311	83,973	83,795	88,152	90,093	79,646	83,612	88,698
Income (loss) from operations(1)(2)(3)(4)(5)	(6,945)	(11,539)	(1,246)	(8,509)	(11,489)	818	(2,793)	(5,845)
Interest income	4,508	4,908	4,584	3,848	3,937	3,819	3,267	2,975
Interest expense(7)	(429)	(360)	(288)	(225)	(115)	(115)	(913)	(2,956)
Other income (expense), net	(803)	(16)	(763)	(89)	193	(317)	(815)	(80)
Income (loss) before income tax expense (benefit)(1)(2)(3)(4)(5)(6)(7)(8)	(3,669)	(7,007)	2,287	(4,975)	(7,474)	4,205	(1,254)	(5,906)
Income tax expense (benefit)	110	(1)	(465)	347	661	455	1,141	691
Net income (loss)(1)(2)(3)(4)(5)(6)(7)(8)	$(3,779)	$(7,006)	$2,752	$(5,322)	$(8,135)	$3,750	$(2,395)	$(6,597)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.03)	$(0.05)	$0.02	$(0.04)	$(0.06)	$0.03	$(0.02)	$(0.05)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	127,863	129,873	131,843	134,587	137,444	139,237	141,085	143,284
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	127,863	129,873	141,162	134,587	137,444	143,415	141,085	143,284

(1)Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2)Excludes amortization of capitalized stock-based compensation - cost of revenue. See GAAP to Non-GAAP reconciliations.
(3)Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(4)Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(5)Excludes impairment expense. See GAAP to Non-GAAP reconciliations.
(6)Excludes restructuring charges. See GAAP to Non-GAAP reconciliations.
(7)Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(8)Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Assets
Current assets:
Cash and cash equivalents	$273,742	$270,300	$107,921	$150,809	$147,196	$217,514	$286,175	$125,484
Marketable securities	123,605	158,055	214,799	178,677	164,569	90,733	9,707	181,808
Accounts receivable, net	78,295	98,622	120,498	107,517	113,878	116,800	115,988	119,035
Prepaid expenses and other current assets	29,500	24,481	20,455	23,207	25,312	28,011	28,325	26,243
Total current assets	505,142	551,458	463,673	460,210	450,955	453,058	440,195	452,570
Property and equipment, net	179,045	171,914	176,608	177,574	177,058	180,288	179,097	177,876
Operating lease right-of-use assets, net	56,733	52,927	55,212	54,420	52,451	47,700	50,433	48,802
Goodwill	670,356	670,356	670,356	670,356	670,356	670,356	670,356	670,356
Intangible assets, net	72,550	67,375	62,475	57,576	52,676	47,776	42,876	37,976
Marketable securities, non-current	78,042	32,280	6,088	1,743	—	—	—	—
Other assets	95,550	94,353	90,779	84,044	79,176	72,576	68,402	61,665
Total assets	$1,657,418	$1,640,663	$1,525,191	$1,505,923	$1,482,672	$1,471,754	$1,451,359	$1,449,245
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,561	$5,723	$5,611	$5,485	$5,532	$11,354	$6,044	$9,802
Accrued expenses	47,001	56,595	61,818	35,555	34,445	40,854	41,622	37,165
Current debt	—	—	—	—	—	—	—	187,871
Finance lease liabilities	22,233	19,250	15,684	11,974	8,178	4,882	2,328	617
Operating lease liabilities	20,575	21,533	24,042	22,580	25,399	23,857	25,155	26,988
Other current liabilities	36,234	40,234	40,539	44,633	35,748	33,261	29,307	38,442
Total current liabilities	131,604	143,335	147,694	120,227	109,302	114,208	104,456	300,885
Long-term debt	472,369	472,823	343,507	343,837	344,167	344,498	337,614	149,874
Finance lease liabilities, noncurrent	7,026	3,860	1,602	440	—	—	—	—
Operating lease liabilities, noncurrent	51,448	47,775	48,484	46,857	44,634	40,565	39,561	36,615
Other long-term liabilities	7,217	4,298	4,416	2,756	3,382	3,029	4,478	4,848
Total liabilities	669,664	672,091	545,703	514,117	501,485	502,300	486,109	492,222
Stockholders’ equity:
Common stock	2	2	3	3	3	3	3	3
Additional paid-in capital	1,747,959	1,781,870	1,815,245	1,870,503	1,903,374	1,929,397	1,958,157	1,989,108
Accumulated other comprehensive loss	(3,152)	(1,934)	(1,008)	(521)	(282)	(22)	(100)	(130)
Accumulated deficit	(757,055)	(811,366)	(834,752)	(878,179)	(921,908)	(959,924)	(992,810)	(1,031,958)
Total stockholders’ equity	987,754	968,572	979,488	991,806	981,187	969,454	965,250	957,023
Total liabilities and stockholders’ equity	$1,657,418	$1,640,663	$1,525,191	$1,505,923	$1,482,672	$1,471,754	$1,451,359	$1,449,245

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Cash flows from operating activities:
Net loss	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	12,920	13,055	13,587	13,277	13,318	13,656	13,786	15,167
Amortization of intangible assets	5,175	5,175	4,899	4,899	4,900	4,900	4,900	4,900
Non-cash lease expense	5,648	5,464	5,451	5,556	5,800	5,463	5,655	5,655
Amortization of debt discount and issuance costs	803	501	456	354	349	358	316	217
Amortization of deferred contract costs	3,746	4,082	4,295	4,573	4,531	4,773	4,746	4,850
Stock-based compensation	36,992	35,713	35,447	31,821	26,148	25,016	24,945	25,582
Deferred income taxes	—	—	(900)	228	333	339	893	422
Provision for credit losses	567	211	714	953	393	1,054	1,434	946
(Gain) loss on disposals of property and equipment	296	(42)	—	399	45	—	96	—
Amortization of premiums (discounts) on investments	298	(403)	(990)	(1,158)	(1,244)	(1,064)	(507)	(626)
Impairment of operating lease right-of-use assets	187	401	156	—	—	371	—	—
Impairment expense	—	4,316	—	—	3,137	559	448	—
Net gain on extinguishment of debt	(36,760)	—	(15,656)	—	—	—	(1,365)	—
Other adjustments	(85)	71	905	(259)	(178)	520	(897)	376
Changes in operating assets and liabilities:
Accounts receivable	6,482	(20,538)	(22,590)	12,028	(6,754)	(3,976)	(622)	(3,993)
Prepaid expenses and other current assets	217	5,019	4,107	(2,700)	(2,131)	(2,589)	(207)	2,216
Other assets	(4,771)	(4,286)	(6,868)	(1,814)	(3,210)	(2,705)	(4,140)	(2,095)
Accounts payable	1,119	314	(876)	101	(341)	4,754	(3,903)	2,575
Accrued expenses	234	340	(1,603)	(8,760)	1,911	2,707	1,220	(3,383)
Operating lease liabilities	(6,682)	(4,505)	(5,137)	(7,606)	(4,406)	(7,329)	(7,200)	(5,556)
Other liabilities	9,308	1,033	612	2,667	(3,820)	(3,789)	(1,492)	9,183
Net cash provided by (used in) operating activities	24,990	(8,390)	(7,377)	11,132	(4,948)	5,002	5,220	17,288
Cash flows from investing activities:
Purchases of marketable securities	—	(73,091)	(59,142)	(56,948)	(60,249)	(37,902)	—	(179,486)
Sales of marketable securities	774	1	24,850	—	—	—	—	—
Maturities of marketable securities	114,884	86,030	5,642	99,080	77,597	113,032	81,480	7,969
Advance payment for purchase of property and equipment	—	—	—	—	(790)	—	—	—
Purchases of property and equipment	(4,464)	(325)	(2,693)	(1,603)	(1,762)	(1,996)	(4,969)	(2,605)
Proceeds from sale of property and equipment	14	13	—	—	24	—	—	—
Capitalized internal-use software	(6,230)	(4,951)	(5,902)	(6,845)	(6,829)	(6,818)	(5,602)	(4,763)
Net cash provided by (used in) investing activities	104,978	7,677	(37,245)	33,684	7,991	66,316	70,909	(178,885)
Cash flows from financing activities:
Payments of debt issuance costs	—	—	—	—	—	—	(5,729)	—
Cash paid for debt extinguishment	(196,934)	—	(113,606)	—	—	—	—	—
Repayments of finance lease liabilities	(6,557)	(6,041)	(5,932)	(4,872)	(4,236)	(3,296)	(2,554)	(1,711)
Payment of deferred consideration for business acquisitions	(4,393)	—	—	—	(3,771)	—	—	—
Proceeds from exercise of vested stock options	535	1,137	161	111	180	19	805	408
Proceeds from employee stock purchase plan	2,191	2,222	1,550	2,881	1,034	2,168	161	2,131
Net cash provided by (used in) financing activities	(205,158)	(2,682)	(117,827)	(1,880)	(6,793)	(1,109)	(7,317)	828
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	469	(47)	70	(48)	(13)	109	(151)	78
Net increase (decrease) in cash, cash equivalents, and restricted cash	(74,721)	(3,442)	(162,379)	42,888	(3,763)	70,318	68,661	(160,691)
Cash, cash equivalents, and restricted cash at beginning of period	348,613	273,892	270,450	108,071	150,959	147,196	217,514	286,175
Cash, cash equivalents, and restricted cash at end of period	$273,892	$270,450	$108,071	$150,959	$147,196	$217,514	$286,175	$125,484

Free Cash Flow
(in thousands, unaudited)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net cash provided by (used in) operating activities	$24,990	$(8,390)	$(7,377)	$11,132	$(4,948)	$5,002	$5,220	$17,288
Capital expenditures(1):
Purchases of property and equipment	(4,464)	(325)	(2,693)	(1,603)	(1,762)	(1,996)	(4,969)	(2,605)
Proceeds from sale of property and equipment	14	13	—	—	24	—	—	—
Capitalized internal-use software	(6,230)	(4,951)	(5,902)	(6,845)	(6,829)	(6,818)	(5,602)	(4,763)
Repayments of finance lease liabilities	(6,557)	(6,041)	(5,932)	(4,872)	(4,236)	(3,296)	(2,554)	(1,711)
Advance payment for purchase of property and equipment(2)	—	—	—	—	(790)	—	—	—
Free Cash Flow	$7,753	$(19,694)	$(21,904)	$(2,188)	$(18,541)	$(7,108)	$(7,905)	$8,209
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the three months ended March 31, 2025, we received $3.5 million of capital equipment that was prepaid prior to the current quarter, as reflected in the supplemental disclosure of our statement of cash flows.